UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

Venti Variabiles
MARE AUSTRALE

Bishop Street Funds

Annual Report

December 31, 2011

STRATEGIC GROWTH FUND

DIVIDEND VALUE FUND

HIGH GRADE INCOME FUND

HAWAII MUNICIPAL BOND FUND

GOVERNMENT MONEY MARKET FUND

Investment Adviser

Bishop Street
Capital Management

BISHOP
STREET
FUNDS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

1

Dear Shareholder:

Despite experiencing extraordinary volatility in 2011, U.S. benchmark equity indices ended the year on a positive note with the S&P 500 Composite Index generating a positive return of 2.11%. This modest result might lead the casual observer to believe that the year was uneventful, but this could not be further from the truth. In fact, 2011 was dominated by high levels of uncertainty that resulted in sustained volatility levels not seen since the height of the mortgage credit crisis in 2008.

Calm before another storm?

Global financial markets were once again rocked by unexpected disasters, the most memorable of which was the great earthquake and tsunami that resulted in a mini-nuclear disaster in Fukushima, Japan. That was followed by yet another crisis in Europe that threatened destruction of the euro-zone and its currency regime, the political circus in Washington that surrounded debate regarding the U.S. debt ceiling and continued political instability in the Middle East and Asia.

These significant events served to create an extremely unstable and uncertain investment environment that threatened an already fragile global economy, ultimately resulting in yet another rush into the soundness and safety of U.S. treasury bonds. As a result, the U.S. fixed income markets were one of the best performing asset classes for the year with treasuries gaining 9.81%, corporate debt up 8.35%, and municipal bonds finishing the year ahead by an incredible 10.70%.

The U.S. economy continued its slow, deliberate rebound supported by an accommodative Fed, productivity gains, and continued growth in corporate earnings and profitability. Yet any hope for recovery remained restrained due to the threat of sovereign defaults in Europe, geo-political risks in the Middle

Bishop Street Funds	2

East and Asia, a stubbornly weak U.S. housing market, and anemic U.S. employment growth that is likely to hold the world’s largest economies hostage for years to come.

The Year Ahead

We continue to see a U.S. economy that will experience low, single-digit growth and while it is unlikely that employment growth or the housing market will markedly improve anytime soon, we do believe that the worst is behind us. That said, an improving economy, subdued inflation and productivity gains, along with the Fed’s promise to keep short-term interest rates low for the foreseeable future, should allow corporate earnings to continue to grow at a modest pace. As a result, we remain optimistic about the U.S. equity markets as well as corporate bonds over the next year. Following a weak showing this year, we believe that international equity markets are also likely to improve given the strength we see in Latin America, despite the many challenges that remain in Europe.

Barring another unforeseen disaster (natural or otherwise), we view the risks in 2012 both here and abroad to be politically based as governments around the globe continue in their efforts to craft acceptable and meaningful policy solutions to address issues related to fiscal austerity and much needed fiscal reform. Whether to cut spending and/or raise taxes to balance their budgets, we shall see soon enough whether or not our leaders have the courage and common sense to put aside party issues and lay the ground work for the political and financial stability that is sorely needed and required to cure our world of the financial woes that plague societies around the world.

In the U.S., we face uncertainty regarding the possibility of a new President and leadership team. In Europe, the European Central Bank faces challenges to craft proactive solutions to their many issues. In Asia and the Middle East, political stability remains the key. This will truly be the ultimate test of our leaders to enact effective and meaningful solutions that will determine the future direction and strength of our financial markets.

December 31, 2011	3	www.bishopstreetfunds.com

Diversification remains the key

Diversification played a very important role in your investment portfolio in 2011 – a year in which bonds outperformed stocks and even more surprising, municipal bonds outperformed taxable investment grade bonds. Given the uncertainty that remains in the financial markets, we continue to recommend that our investors remain diversified across all major asset classes. We believe this will allow your portfolio to perform defensively during times of market weakness and participate in market rallies.

Our Bishop Street Funds are managed with these tenets in mind and we believe that our fund family offers shareholders an excellent suite of relevant investment options. Our portfolio management team remains focused on managing each Fund in a manner that is consistent with their stated investment goals and objectives and we continue to believe that a balanced portfolio comprised of a combination of our equity, fixed income, and money market funds will continue to serve as a valuable building block in your investment portfolio.

Thank you again for investing with Bishop Street Funds. As always, we value your continued trust and confidence.

Sincerely,

Michael K. Hirai, CFA, CPA

President and Chief Investment Officer

Bishop Street Capital Management

January 18, 2012

Bishop Street Funds	4

Definitions of Comparative Indices

Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Corporate A – Rated Debt Funds Objective – Funds that invest primarily in corporate debt issues rated “A” or better or government issues.

Lipper Large-Cap Value Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Composite Index.

Lipper Multi-Cap Core Funds Classification – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Super Composite 1500 Index.

Lipper Other States Municipal Debt Funds Objective – Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The S&P 500/Citigroup Growth Index is a subset of the S&P 500 Index and consists of those companies with the highest price-to book ratios.

The S&P 500 Composite Index is a widely recognized index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.

December 31, 2011	5	www.bishopstreetfunds.com

Strategic Growth Fund

From a US market standpoint, 2011 can be divided into two halves. In the first part of the year, resilient economic fundamentals allowed equities to perform reasonably well. The same fundamentals were still intact in the second half, but met more severe headwinds from the sovereign debt concerns and other issues. The market thus finished the year only slightly up, but well ahead of many other equity markets. Our portfolio, which was designed for a more favorable market environment, underperformed due to a last minute weakness in November and December.

Most economic indicators released in the U.S. during the year were encouraging, with growing evidence of a resilience in business trends and consumption, lean inventories, a steady improvement in employment and clearer signs of rebound in housing.

However, after reacting favorably until June, the U.S. market was driven primarily by the discussions about ways to curb the country’s deficits, as well as exogenous factors such as the sovereign debt crisis in Europe and its impact on global confidence. The S&P 500 Composite Index therefore remained weak during summer, and then rallied in October ahead of the Brussels summit, before remaining volatile but flattish overall as concrete details remained vague and global growth continued to slow.

In a way consistent with our investment approach, which favors medium term, fundamental views rather than trying to capture the market’s short-term, emotional reactions, our performance spent most of the year trailing that of the Index, before catching up, losing ground again, etc. We performed very well in October, as our scenario appeared to materialize and let investors refocus on fundamentals, but some of our stock picks, especially in technology, issued a cautious guidance which ruined our performance in the last two months.

Bishop Street Funds	6

Corning’s replacement by a biotech company was the last change in our selection in 2011, and 40% of our holdings were replaced during the year, which is perfectly consistent with the strategy’s expected turnover. Our year-end stance is marginally less economically sensitive than three months earlier. A few disappointments with holdings issuing a conservative outlook did not prevent the portfolio’s earnings from continuing to offer a better growth and a better momentum than average, for a similar valuation.

As a result of the two distinct environments which prevailed in the market in 2011, the changes we made to the portfolio during the year had a reasonably different impact on the strategy. Our first few sales, especially in the first quarter, involved a balanced mix of defensive (Becton Dickinson, Amgen, Energizer) and more aggressive stocks (Broadcom, Goldman Sachs), whereas companies bought in that period were all expected to be sensitive to the economy (Qualcomm, CBS, Intuit, etc). Later in the year, our selection decisions led to a very different balance, with more sales of economically-sensitive holdings (Amphenol, Corning) replaced by holdings like PetSmart, Cigna or Herbalife.

Our portfolio’s Beta evolved accordingly, while our selection retained its clear Growth bias and attractive valuation. All over the year, the earnings growth advantage of our portfolio was around or above 300 bps per annum, while its Price/Earnings ratio was hardly above market average.

At year-end, the sector bets resulting from our picks involved a significant overexposure to Consumer Discretionary and Industrials (although not to the most aggressive names in these categories), a lower than usual overexposure to Technology, and a continuing underweight in Finance (no banks) and Consumer Staples.

Uncertainty remains high and 2012 will certainly bring surprises, leading to market volatility, but corporate earnings are what will drive the market when the dust has settled. We trust that our focus on medium-term fundamentals is the best way of ultimately benefiting from the U.S. economy’s resilience, despite the short-term bumps it may cause in our performance.

While a big question mark remains on the sovereign debt crisis, the geopolitical situation has become even more uncertain with the lagging effects of the Arab uprising, the increasingly provocative behavior of Iran and the transition in North Korea.

December 31, 2011	7	www.bishopstreetfunds.com

These are obvious sources of volatility, which may impact fundamentals or delay their recognition by the market. However, at this stage, we believe that activity will be weak in Europe but resilient in the U.S. and solid in most other regions. This should be a strong support to company earnings, which in turn will sooner or later help equities. Once again, disregarding the irrelevant noise caused by the market’s nervousness on short-term performance, we believe, the safest way to maximize returns in the long term.

In other terms, as every equity investor should understand, trying to match the erratic, short-term overreactions of nervous investors to everyday news, and adjust the portfolio accordingly, would be both unlikely to add value (due to timing issues) and very costly in brokerage fees. We therefore continue to base our decisions on fundamentals, which can be analyzed more reliably and remain what will drive the market in the medium to long-term. In doing so, we expect the approach to pay off over time, deliberately choose to ignore short-term noise as irrelevant, and accept the underperformance which may occasionally result in the short-term.

Bishop Street Funds	8

Strategic Growth Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Strategic Growth Fund,

Class I, versus the S&P 500/Citigroup Growth Index, the S&P 500 Composite Index

and the Lipper Multi-Cap Core Funds Classification.

Average Annual Total Returns‡

One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
(3.24)%	14.85%	(0.48)%	4.82%	Class I*
4.65%	16.57%	2.38%	5.16%	S&P 500/Citigroup Growth Index
2.11%	14.11%	(0.25)%	4.85%	S&P 500 Composite Index
(3.59)%	16.84%	1.27%	5.62%	Lipper Multi-Cap Core Funds Classification

*	Commenced operations on 07/01/02.
‡	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2011	9	www.bishopstreetfunds.com

Strategic Growth Fund

Top Ten Equity Holdings (Unaudited)†

Percentage of Investments
1. TJX	2.3%
2. GameStop	2.2%
3. Union Pacific	2.2%
4. Deere	2.2%
5. Varian Medical Systems	2.2%
6. CBS	2.1%
7. ACE	2.1%
8. Qualcomm	2.1%
9. UnitedHealth Group	2.1%
10. American Express	2.1%

Schedule of Investments

Shares		Value (000)
	COMMON STOCK — 99.6%
Consumer Discretionary — 20.6%
3,100	AutoZone*	$1,007
17,000	Bed Bath & Beyond*	985
40,000	CBS	1,086
16,300	Coach	995
47,000	GameStop*	1,134
19,800	PetSmart	1,016
2,150	priceline.com*	1,006
39,474	Royal Caribbean Cruises	977
17,700	TJX	1,143
17,400	Yum! Brands	1,027

		10,376

Bishop Street Funds	10

Strategic Growth Fund

Schedule of Investments

(continued)

Shares		Value (000)
Consumer Staples — 3.7%
11,700	Costco Wholesale	$975
17,100	Herbalife	883

		1,858

Energy — 9.5%
18,300	Baker Hughes	890
12,300	ExxonMobil	1,043
30,300	Halliburton	1,046
13,700	National Oilwell Varco	931
13,100	Schlumberger	895

		4,805

Financials — 6.3%
15,400	ACE	1,080
23,400	Aflac	1,012
22,400	American Express	1,057

		3,149

Health Care — 13.8%
24,900	AmerisourceBergen	926
15,100	Celgene*	1,021
22,600	Cigna	949
22,100	Express Scripts*	988
20,900	UnitedHealth Group	1,059
16,200	Varian Medical Systems*	1,087
12,700	Waters*	941

		6,971

Industrials — 20.1%
14,200	Deere	1,098
17,100	Dover	993
23,100	Eaton	1,005
19,000	Honeywell International	1,033
11,400	Joy Global	855
13,700	Norfolk Southern	998
13,400	Stericycle*	1,044
10,700	Union Pacific	1,134
13,000	United Technologies	950
5,500	W.W. Grainger	1,029

		10,139

December 31, 2011	11	www.bishopstreetfunds.com

Strategic Growth Fund

Schedule of Investments

(concluded)

Shares		Value (000)
Information Technology — 21.7%
10,100	Alliance Data Systems*	$1,049
2,550	Apple*	1,033
9,300	F5 Networks*	987
5,600	International Business Machines	1,030
18,100	Intuit	952
2,800	Mastercard	1,044
38,600	Microsoft	1,002
33,500	Oracle	859
19,500	Qualcomm	1,066
42,500	TIBCO Software*	1,016
26,000	VeriFone Systems*	924

		10,962

Materials — 3.9%
6,600	CF Industries Holdings	957
21,700	EI du Pont de Nemours	993

		1,950

TOTAL COMMON STOCK (Cost $42,513)		50,210

	SHORT-TERM INVESTMENTS (A) — 0.6%
149,953	Dreyfus Cash Management Fund, Institutional Shares, 0.050%	150
149,953	Fidelity Institutional Money Market Portfolio, Institutional Shares, 0.190%	150

TOTAL SHORT-TERM INVESTMENTS (Cost $300)		300

TOTAL INVESTMENTS (Cost $42,813) — 100.2%		$50,510

Percentages are based on Net Assets of $50,413 (000).

*	Non-income producing security.
(A)	The rate shown is the 7-day effective yield as of December 31, 2011.

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	12

Dividend Value Fund

Despite the low double digit returns in the fourth quarter, major U.S. large cap indices ended the year essentially flat to slightly up. During the year, fundamental factors such as quality, valuation and profitability were prominent in driving stock performance. As a result, the Bishop Street Dividend Value Fund, focusing on large-cap, high-quality dividend paying stocks finished over 600 basis points ahead of its benchmark, the Russell 1000 Value Index. For the year ended December 31, 2011, the Fund returned 6.53% after expenses versus 0.39% for the Russell 1000 Value Index.

In the spring of 2011, the news of popular protests in the Middle East and North Africa along with the Japan earthquake dominated the market. Despite the geopolitical turmoil and the natural disaster, the U.S. equity market rose and the Russell 1000 Value Index posted a return of over 6%. However, weakened economic data combined with concerns over the euro-zone sovereign debt problems and slowing China economy put pressure on the U.S. equity market. These factors shook investor confidence and the U.S. large-cap equity market fell sharply by the end of the third quarter. During the fourth quarter, U.S. economic data was unexpectedly positive. Employment data improved and the November and December ISM Manufacturing Index rose to the highest level since June 2011. Consumer sentiment also came in above market expectations. As a result, the equity market recovered most of the year’s losses and the Russell 1000 Value Index ended the year flat.

The Fund’s financial sector was a major contributor to relative outperformance. We underweighted the sector in comparison to the Fund’s benchmark as the regulatory outlook is still a concern. We also avoided certain troubled commercial and investment banks such as Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc. Within the sector, we sold Morgan Stanley and purchased CME Group, Inc., the parent of Chicago Mercantile Exchange, which fared better than Morgan Stanley during the period.

December 31, 2011	13	www.bishopstreetfunds.com

Our stock selection resulted in strong returns in the consumer discretionary sector. McDonald’s Corp. posted a 35% return as the company continues to produce strong financial results with ongoing business momentum. Home Depot also posted a strong return of over 23% as the company achieved better than expected financial results for the year and it continued to gain market share from its competitor Lowe’s. Both McDonalds and Home Depot announced double digit increases in their quarterly cash dividend payments.

The information technology sector was another bright spot for the Fund during the year. International Business Machines had a strong return of over 27%. The company continues to execute its business plan successfully and is prospering in the services and software arena. Accenture PLC, a management consulting, technology and outsourcing service company, posted a double digit return as the company reported solid financial results. The Fund also benefited from not owning Hewlett-Packard Co.

The Fund lagged in the Utilities sector as a result of the Fund’s underweight position in the sector and the Fund’s lack of positions in some strong performing regulated utilities companies such as Southern Co. and Dominion Resources, Inc. In addition, National Fuel Gas, an integrated natural gas company that produces, transports and distributes natural gas and oil, underperformed the market with the decline in natural gas prices.

The stock market ended the fourth quarter on a positive note. Looking ahead, many uncertainties remain. The Federal Reserve Board has made clear its intention to keep long-term interest rates down for an extended period in order to stimulate business investment. The recent actions by the European Central Bank improved short term funding for financial institutions. However, growth is likely to slow as economies emerge from the debt crisis. Any necessary austerity measures in the U.S. and Europe will also deter growth. Given the uncertainties ahead, we believe that large-cap, high-quality stocks are still attractive even with their relative outperformance last year. We continue to look for companies with solid balance sheets that generate strong and sustainable free cash flow from operations. We believe the Fund is well positioned to benefit from this investment theme.

Bishop Street Funds	14

Dividend Value Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in

the Dividend Value Fund, Class I, versus the Russell 1000 Value Index,

and the Lipper Large-Cap Value Funds Classification.

Average Annual Total Returns†

One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
6.53%	16.50%	(0.71)%	0.50%	Class I*
0.39%	11.55%	(2.64)%	(0.19)%	Russell 1000 Value Index
(0.67)%	12.72%	(0.87)%	0.54%	Lipper Large-Cap Value Funds Classification

*	Commenced operations on 05/03/06.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2011	15	www.bishopstreetfunds.com

Dividend Value Fund

Top Ten Equity Holdings (Unaudited)†

Percentage of Investments
1. Philip Morris International	3.2%
2. International Business Machines	3.2%
3. AT&T	3.2%
4. Verizon Communications	3.1%
5. ExxonMobil	3.1%
6. Pfizer	2.6%
7. Merck	2.6%
8. Bristol-Myers Squibb	2.4%
9. Chevron	2.4%
10. McDonald’s	2.2%

Schedule of Investments

Shares		Value (000)
	COMMON STOCK — 96.2%
Consumer Discretionary — 9.4%
22,500	Home Depot	$946
8,000	Limited Brands	323
10,800	Mattel	300
12,900	McDonald’s	1,294
8,500	McGraw-Hill	382

Bishop Street Funds	16

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Consumer Discretionary — (continued)
11,000	Meredith	$359
7,000	Nordstrom	348
11,000	Target	563
18,500	Time Warner	669
5,500	TJX	355

		5,539

Consumer Staples — 11.9%
24,725	Altria Group	733
8,250	Coca-Cola Co.	577
7,450	Diageo PLC	651
10,275	General Mills	415
14,000	HJ Heinz	757
8,500	Kimberly-Clark	625
24,000	Philip Morris International	1,884
12,500	Procter & Gamble	834
9,000	Wal-Mart Stores	538

		7,014

Energy — 12.3%
13,000	Chevron	1,383
7,500	ConocoPhillips	547
21,400	ExxonMobil	1,814
19,835	Kinder Morgan	638
7,150	Occidental Petroleum	670
11,000	Penn West Petroleum	218
16,000	Royal Dutch Shell PLC	1,169
7,200	Schlumberger	492
7,500	Transocean	288

		7,219

Financials — 13.1%
14,000	American Express	660
14,000	Arthur J Gallagher	468
3,250	BlackRock	579
6,165	Chubb	427
1,200	CME Group	292
5,400	Digital Realty Trust‡	360
26,875	JPMorgan Chase	894

December 31, 2011	17	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Financials — (continued)
12,225	MetLife	$381
10,500	Northern Trust	417
24,162	People’s United Financial	311
8,800	PNC Financial Services Group	507
6,165	Progressive	120
2,500	Public Storage‡	336
2,275	RenaissanceRe Holdings	169
5,600	T Rowe Price Group	319
17,320	Unum Group	365
18,800	US Bancorp	509
20,000	Wells Fargo	551

		7,665

Health Care — 12.6%
16,800	Abbott Laboratories	945
5,500	Amgen	353
40,000	Bristol-Myers Squibb	1,410
12,675	GlaxoSmithKline PLC	578
16,000	Johnson & Johnson	1,049
40,000	Merck	1,508
71,600	Pfizer	1,549

		7,392

Industrials — 9.8%
4,125	Boeing	303
6,600	Deere	511
8,500	Dover	493
8,000	Emerson Electric	373
34,000	General Electric	609
14,000	Honeywell International	761
5,000	Illinois Tool Works	234
6,200	Norfolk Southern	452
6,000	Parker Hannifin	457
10,800	Raytheon	522
8,200	United Technologies	599
12,900	Waste Management	422

		5,736

Bishop Street Funds	18

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)
Information Technology — 11.2%
12,850	Accenture PLC	$684
10,800	Automatic Data Processing	584
6,165	Canon	271
49,000	Intel	1,188
10,200	International Business Machines	1,876
8,000	Linear Technology	240
49,200	Microsoft	1,277
15,000	Texas Instruments	437

		6,557

Materials — 5.1%
4,000	BHP Billiton	282
7,400	EI du Pont de Nemours	339
6,000	International Flavors & Fragrances	315
9,825	Nucor	389
10,475	RPM International	257
12,000	Sherwin-Williams	1,071
10,200	Sonoco Products	336

		2,989

Telecommunication Services — 6.5%
61,805	AT&T	1,869
45,420	Verizon Communications	1,822
12,405	Windstream	146

		3,837

Utilities — 4.3%
10,000	American Electric Power	413
2,000	Entergy	146
6,800	National Fuel Gas	378
4,325	NextEra Energy	263
6,500	PG&E	268
10,500	PPL	309
10,000	Public Service Enterprise Group	330
7,500	Sempra Energy	413

		2,520

TOTAL COMMON STOCK (Cost $48,440)		56,468

December 31, 2011	19	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(concluded)

Shares		Value (000)
	EXCHANGE TRADED FUND — 1.2%
5,450	SPDR S&P 500 ETF Trust, Ser 1	$684

TOTAL EXCHANGE TRADED FUND (Cost $622)		684

	PREFERRED STOCK — 0.5%
2,000	Fifth Third Bancorp, 8.50%	284

TOTAL PREFERRED STOCK (Cost $295)		284

	SHORT-TERM INVESTMENTS (A) — 2.0%
593,746	Dreyfus Cash Management Fund, Institutional Shares, 0.050%	594
593,746	Fidelity Institutional Money Market Portfolio, Institutional Shares, 0.190%	594

TOTAL SHORT-TERM INVESTMENTS (Cost $1,188)		1,188

TOTAL INVESTMENTS (Cost $50,545) — 99.9%		$58,624

Percentages	are based on Net Assets of $58,686 (000).

‡	Real Estate Investment Trust
(A)	The rate shown is the 7-day effective yield as of December 31, 2011.

ETF—Exchange Traded Fund

PLC—Public Limited Company

S&P—Standard & Poor

Ser—Series

SPDR—Standard & Poor’s Depositary Receipt

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	20

High Grade Income Fund

The U.S. Bond Markets were surprisingly strong in 2011. The Barclays Capital U.S. Government/Credit Index returned 8.74% for the year, outpacing stock markets around the globe with international equity markets losing 11.73% while the S&P 500 Index managed only a modest gain of 2.11%. U.S. GDP growth continued to expand at a modest pace despite optimism that consumer spending, the housing market and employment might be on the rebound. The financial sector continued to be weighed down by Euro-zone issues as well as a contraction in lending and a burdensome regulatory environment. Global disaster, unrest in the Middle East and Asia and the European contagion forced investors to seek safety in U.S. treasuries and served to drive long-term interest rates lower. In addition, inflation remained contained and the Fed signaled that it would be accommodative at least until mid-2013, providing much needed support to the fixed income markets.

The Bishop Street High Grade Income Fund provided investors with a strong 6.94% return for the year with long-term treasuries and corporate bond holdings helping to drive returns in the Fund. Looking ahead, we believe that solutions to the European crisis will be a key driver for investor confidence and will set the tone for the global equity and bond markets in the years ahead. Interest rates are likely to trade within a defined range but volatility is likely to remain elevated. Within this framework, we believe that the High Grade Income Fund will continue to provide attractive returns for our shareholders and help mitigate other risk in your investment portfolio.

December 31, 2011	21	www.bishopstreetfunds.com

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the

High Grade Income Fund, Class I, versus the Barclays Capital U.S.

Government/Credit Index, and the Lipper Corporate A-Rated Debt Funds Objective.

Average Annual Total Returns†

One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
6.94%	6.99%	7.23%	5.90%	Class I
8.74%	6.60%	6.55%	5.85%	Barclays Capital U.S. Government/Credit Index
6.87%	9.73%	5.88%	5.40%	Lipper Corporate A-Rated Debt Funds Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds	22

High Grade Income Fund

Top Ten Holdings (Unaudited)†

	Coupon Rate	Maturity Date	Percentage of Investments
1. U.S. Treasury Note	0.125%	08/31/13	2.3%
2. U.S. Treasury Bond	3.875%	08/15/40	2.3%
3. U.S. Treasury Bond	4.500%	08/15/39	2.1%
4. U.S. Treasury Bond	4.750%	02/15/37	1.8%
5. U.S. Treasury Note	0.250%	09/15/14	1.8%
6. International Business Machines	8.375%	11/01/19	1.5%
7. Rio Tinto Finance USA	9.000%	05/01/19	1.5%
8. California State, Build America Bonds	7.550%	04/01/39	1.4%

Schedule of Investments

Face Amount (000)		Value (000)
	CORPORATE OBLIGATIONS — 50.9%
Banks — 4.1%
	Australia & New Zealand Banking Group
$1,100	0.630%, 06/18/12 (A) (B)	$1,100
	Citigroup
1,100	6.500%, 08/19/13	1,146
	Goldman Sachs Group MTN
500	7.500%, 02/15/19	552
	JPMorgan Chase Capital XXVII, Ser AA
1,000	7.000%, 11/01/39	1,006

		3,804

December 31, 2011	23	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Consumer Discretionary — 3.8%
	AutoZone
$525	4.000%, 11/15/20	$538
	Home Depot
700	5.875%, 12/16/36	879
	Johnson Controls
500	4.250%, 03/01/21	534
	Time Warner Cable
755	8.250%, 04/01/19	948
	Whirlpool MTN
550	8.600%, 05/01/14	614

		3,513

Consumer Staples — 7.1%
	Bunge Finance
1,000	8.500%, 06/15/19	1,217
	Campbell Soup
500	4.250%, 04/15/21	558
	Continental Airlines
1,186	9.000%, 07/08/16	1,304
	Genentech
1,000	4.750%, 07/15/15	1,115
	PepsiAmericas
650	4.875%, 01/15/15	720
	Teva Pharmaceutical Finance BV
500	2.400%, 11/10/16	509
	Wal-Mart Stores
1,000	5.375%, 04/05/17	1,180

		6,603

Energy — 5.2%
	BP Capital Markets PLC
750	1.140%, 03/11/14 (A)	750
	Cameron International
375	4.500%, 06/01/21	402
	Devon Energy
1,000	6.300%, 01/15/19	1,225
	Halliburton
1,000	6.150%, 09/15/19	1,229
	Kinder Morgan Energy Partners
1,000	9.000%, 02/01/19	1,261

		4,867

Bishop Street Funds	24

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Financials — 13.6%
	American Express Credit MTN
$500	5.875%, 05/02/13	$526
	Bank of New York Mellon MTN
500	4.150%, 02/01/21	529
	Berkshire Hathaway
1,000	3.200%, 02/11/15	1,060
	Boston Properties
1,200	5.625%, 11/15/20‡	1,339
	Capital One Financial
1,000	7.375%, 05/23/14	1,099
	Daimler Finance North America LLC
500	6.500%, 11/15/13	545
	Eksportfinans ASA MTN
860	5.000%, 02/14/12	855
600	1.875%, 04/02/13	566
	FIA Card Services MTN
1,000	6.625%, 06/15/12	1,006
	General Electric Capital MTN
850	0.883%, 12/20/16 (A)	772
	General Electric Capital MTN, Ser A
1,000	5.450%, 01/15/13	1,046
	GFI Group
500	8.375%, 07/19/18	445
	Goldman Sachs Group MTN
550	0.816%, 07/22/15 (A)	482
	Metropolitan Life Global Funding I
1,000	1.141%, 01/10/14 (A) (B)	999
	Svensk Exportkredit AB
1,000	2.125%, 07/13/16	991
	Toyota Motor Credit MTN
400	2.800%, 01/11/16	413

		12,673

Health Care — 2.1%
	Merck
1,000	5.000%, 06/30/19	1,180
	Thermo Fisher Scientific
750	3.200%, 03/01/16	792

		1,972

December 31, 2011	25	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Industrials — 1.5%
	Caterpillar
$1,000	7.900%, 12/15/18	$1,331
	General Dynamics
60	5.375%, 08/15/15	69

		1,400

Information Technology — 6.1%
	Dell
400	5.625%, 04/15/14	439
	Hewlett-Packard
1,000	2.125%, 09/13/15	982
	International Business Machines
1,000	8.375%, 11/01/19	1,419
	News America
1,000	6.650%, 11/15/37	1,133
	Symantec
1,100	2.750%, 09/15/15	1,118
	Xerox
500	8.250%, 05/15/14	564

		5,655

Materials — 5.1%
	BHP Billiton Finance
950	5.250%, 12/15/15	1,091
	International Paper
450	7.500%, 08/15/21	556
	Monsanto
700	7.375%, 08/15/12	727
	Nucor
1,000	4.875%, 10/01/12	1,027
	Rio Tinto Finance
1,000	9.000%, 05/01/19	1,365

		4,766

Telecommunication Services — 1.6%
	AT&T
305	5.500%, 02/01/18	353
	Cellco Partnership
1,000	5.550%, 02/01/14	1,086

		1,439

Bishop Street Funds	26

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Utilities — 0.7%
	Potomac Edison
$600	5.350%, 11/15/14	$665

TOTAL CORPORATE OBLIGATIONS (Cost $43,989)		47,357

	U.S. TREASURY OBLIGATIONS — 24.5%
	U.S. Treasury Bond
700	7.250%, 05/15/16	898
800	6.000%, 02/15/26	1,153
500	5.375%, 02/15/31	713
1,250	4.750%, 02/15/37	1,698
1,500	4.500%, 08/15/39	1,984
1,025	4.375%, 05/15/41	1,335
1,750	3.875%, 08/15/40	2,098
1,000	3.750%, 08/15/41	1,176
	U.S. Treasury Note
1,000	4.250%, 08/15/13	1,064
575	3.750%, 11/15/18	669
350	3.625%, 02/15/21	406
625	3.125%, 10/31/16	693
600	2.875%, 03/31/18	663
405	2.625%, 04/30/16	438
650	2.375%, 10/31/14	687
1,000	2.375%, 02/28/15	1,061
500	2.375%, 07/31/17	537
1,000	2.125%, 05/31/15	1,056
500	2.125%, 08/15/21	513
150	2.000%, 11/15/21	152
1,700	0.250%, 09/15/14	1,696
2,145	0.125%, 08/31/13	2,141

TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,094)		22,831

December 31, 2011	27	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
	FHLB
$1,100	5.125%, 03/10/17	$1,309
1,000	4.125%, 03/13/20	1,147
1,100	3.750%, 12/14/18	1,247
	FHLMC
875	8.250%, 06/01/16	1,087
	FHLMC MTN
1,000	4.250%, 05/22/13	1,054
	FNMA
700	5.780%, 06/07/22	714
1,000	2.125%, 08/10/15	1,002

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,271)		7,560

	MUNICIPAL BONDS — 7.5%
	Arizona Public Service
500	6.250%, 08/01/16	587
	California State, Build America Bonds, GO
1,100	7.550%, 04/01/39	1,345
	City of Minneapolis Minnesota, GO
250	4.900%, 03/01/25	274
300	4.800%, 03/01/24	330
	City of New York New York, GO
300	5.817%, 10/01/31	330
	Connecticut State, GO
400	5.295%, 10/01/29	456
	Hawaii State, GO
700	5.480%, 02/01/28	809
	Honolulu Hawaii City & County, Build America Bonds, GO
435	6.300%, 09/01/34	475
	State, Louis School District, Qualified School Construction Boards, GO
1,070	6.100%, 04/01/25	1,317
	Utah State, Ser B, GO
425	3.539%, 07/01/25	443
575	3.369%, 07/01/21	617

TOTAL MUNICIPAL BONDS (Cost $6,470)		6,983

Bishop Street Funds	28

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)/Shares		Value (000)
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 2.4%
	FNMA, Ser 2003-33, Cl AB
$1,008	3.750%, 03/25/33	$1,054
	FNMA, Ser 889958
303	5.000%, 10/01/23	326
	FNMA REMIC, Ser 2007-B1, Cl BE
372	5.450%, 12/25/20	400
	GNMA, Ser 2003-7, Cl PE
485	5.500%, 11/16/31	500

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $2,171)		2,280

	ASSET-BACKED SECURITIES — 2.1%
	GMAC Mortgage Servicer Advance Funding, Ser 2011-1A, Cl A
700	3.720%, 03/15/23 (B)	698
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
1,363	2.150%, 04/25/32 (A)	1,243

TOTAL ASSET-BACKED SECURITIES (Cost $1,910)		1,941

	SHORT-TERM INVESTMENTS (C) — 4.6%
2,133,793	Dreyfus Cash Management Fund, Institutional Shares, 0.050%	2,134
2,133,793	Fidelity Institutional Money Market Portfolio, Institutional Shares, 0.190%	2,134

TOTAL SHORT-TERM INVESTMENTS (Cost $4,268)		4,268

TOTAL INVESTMENTS (Cost $87,173) — 100.1%		$93,220

Percentages are based on Net Assets of $93,106 (000).

‡	Real Estate Investment Trust
(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2011. The maturity date shown is the final maturity date.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. At December 31, 2011, these securities amounted to $2,797(000), representing 3.00% of net assets of the Fund.
(C)	The rate shown is the 7-day effective yield as of December 31, 2011.

Cl—Class

FHLB—Federal Home Loan Bank

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Corporation

December 31, 2011	29	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(concluded)

GNMA—Government National Mortgage Corporation

GO—General Obligation

LLC—Limited Liability Corporation

MTN—Medium Term Note

PLC—Public Limited Company

REMIC—Real Estate Mortgage Investment Conduit

Ser—Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	30

Hawaii Municipal Bond Fund

The municipal bond market experienced a remarkable year, posting impressive returns despite the many challenges it faced in 2011.

Calls for massive defaults and bankruptcies that never materialized caused outflows from municipal bond funds and created a headwind that appeared difficult to overcome, but the municipal market reversed course during the first half of the year as treasuries rallied and the year’s flight to quality trade unfolded. Investor fears of increased new issuance also subsided and market sentiment improved. Fears related to the Euro-zone financial crisis accelerated and forced investors into the safety of U.S. treasuries. The municipal bond market also benefited as interest rates reached near historic lows.

The Bishop Street Hawaii Municipal Bond Fund, Class I provided institutional investors with an 8.72% return for the year as municipal bonds outperformed comparable taxable fixed income sectors. We expect continued yield spread compression in the municipal bond market as interest rates trade in a defined range. Europe will continue to set the tone for investor sentiment in the global equity and treasury markets and will drive the future direction of interest rates and volatility. Looking ahead, we believe that the Hawaii Municipal Bond Fund is well-positioned for any near-term challenges and will continue to generate attractive after-tax returns for our shareholders.

December 31, 2011	31	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment

in the Hawaii Municipal Bond Fund, Class I or Class A,

versus the Barclays Capital Municipal Bond Index,

and the Lipper Other States Municipal Debt Funds Objective.

Average Annual Total Returns†

One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
8.72%	6.62%	4.22%	4.65%	Class I
8.45%	6.36%	3.96%	4.39%	Class A
5.22%	5.28%	3.33%	4.07%	Class A, with load**
10.70%	8.57%	5.22%	5.38%	Barclays Capital Municipal Bond Index
9.87%	8.72%	3.91%	4.43%	Lipper Other States Municipal Debt Funds Objective

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds	32

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments
1.	Hawaii State, Housing Finance & Development, RB	5.350%	07/01/18	2.3%
2.	Hawaii State, RB	5.250%	07/01/27	2.2%
3.	Hawaii State, RB	5.000%	07/01/16	1.7%
4.	Hawaii State, RB	5.000%	01/01/25	1.6%
5.	Honolulu Hawaii City & County, GO	5.000%	07/01/17	1.5%
6.	Honolulu Hawaii City & County, GO	5.000%	07/01/21	1.4%
7.	Hawaii State, Housing Finance & Development, RB	6.500%	07/01/33	1.4%
8.	Honolulu Hawaii City & County, Board of Water Supply, RB	5.000%	07/01/26	1.4%
9.	University of Hawaii, RB	4.500%	07/15/23	1.4%
10.	Hawaii State, Department of Hawaiian Home Lands, COP	5.000%	11/01/31	1.4%

Schedule of Investments

Face Amount (000)		Value (000)
	MUNICIPAL BONDS — 97.8%
Alaska — 0.9%
	Alaska Municipal Bond Bank Authority, RB, GO of Bond Bank Moral Obligation Insured
$1,000	5.000%, 09/01/22	$1,211

December 31, 2011	33	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Alaska (continued)
	City of Anchorage Alaska, Water Department, RB, NPFGC Insured
$200	5.000%, 05/01/37	$208

		1,419

Arizona — 0.7%
	City of Mesa Arizona, GO
1,000	4.250%, 07/01/31	1,040

California — 2.2%
	California Health Facilities Financing Authority, Stanford Hospital, Ser B, RB
1,000	5.000%, 11/15/25	1,094
	California Housing Finance Agency, Ser A, RB, GNMA/FNMA Insured
485	3.875%, 08/01/21	509
	California State, GO
1,000	5.000%, 04/01/38	1,020
	California State, GO, AGM-CR Insured
800	4.500%, 12/01/32	809

		3,432

Connecticut — 0.7%
	City of New Haven Connecticut, Ser A, GO, AGM-CR Insured
1,000	5.000%, 03/01/27	1,067

District of Columbia — 0.7%
	District of Columbia, Ser C, GO, AGM Insured
1,000	5.000%, 06/01/23	1,130

Georgia — 0.7%
	Main Street, Natural Gas, Ser B, RB
1,000	5.000%, 03/15/18	1,009

Hawaii — 79.2%
	Hawaii County, Ser A, GO
500	4.000%, 03/01/22	562
	Hawaii County, Ser A, GO, AGM Insured
125	5.000%, 07/15/21	133
1,500	5.000%, 07/15/23	1,589
	Hawaii County, Ser A, GO, NPFGC Insured
1,055	5.250%, 07/15/18	1,169
1,000	5.000%, 07/15/24	1,083
	Hawaii County, Unlimited Public Improvements, Ser A, GO
1,000	5.000%, 07/15/22	1,162

Bishop Street Funds	34

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii County, Unlimited Public Improvements, Ser A, GO, AMBAC Insured
$1,000	5.000%, 07/15/15	$1,135
	Hawaii Pacific Health, Ser A, RB
1,000	4.625%, 07/01/21	1,033
	Hawaii State, Airport System, RB, AGM-CR Insured
1,000	5.250%, 07/01/27	1,109
	Hawaii State, Airport System, Ser A, RB
3,000	5.250%, 07/01/27	3,327
1,250	5.000%, 07/01/22	1,429
	Hawaii State, Airport System, RB, AMT
15	6.900%, 07/01/12	15
1,500	4.125%, 07/01/24	1,518
1,000	3.000%, 07/01/17	1,036
	Hawaii State, Department of Budget & Finance, Chaminade University, RB, Radian Insured
1,000	4.750%, 01/01/36	961
	Hawaii State, Department of Budget & Finance, Electric Company Project, Ser A, RB, AMT, FGIC Insured
750	4.800%, 01/01/25	746
1,000	4.650%, 03/01/37	884
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, Radian Insured
1,000	5.000%, 01/01/26	1,018
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, AGM Insured
2,000	5.000%, 11/01/31	2,122
	Hawaii State, Harbor System, Ser A, RB
1,125	4.250%, 07/01/21	1,217
	Hawaii State, Harbor System, Ser A, RB, AMT, AGM Insured
370	5.750%, 07/01/29	371
	Hawaii State, Harbor System, Ser B, RB, AMT, AGM Insured
1,000	5.000%, 01/01/13	1,040
500	5.000%, 01/01/23	515
	Hawaii State, Harbor System, Ser B, RB, AMT, AMBAC Insured
200	5.500%, 07/01/19	202
	Hawaii State, Highway, RB
500	5.750%, 01/01/28	581
605	5.500%, 07/01/18	755
1,000	5.500%, 01/01/25	1,170
	Hawaii State, Highway, RB, BHAC Insured
550	4.750%, 01/01/22	636

December 31, 2011	35	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Highway, Ser A, RB
$2,000	5.000%, 01/01/25	$2,360
	Hawaii State, Highway, Ser A, RB, AGM Insured
500	5.000%, 07/01/19	561
1,000	5.000%, 07/01/21	1,114
1,565	5.000%, 07/01/22	1,733
	Hawaii State, Highway, Ser B, RB, AGM Insured
1,250	5.250%, 07/01/18	1,541
1,600	5.250%, 07/01/19	1,999
2,300	5.000%, 07/01/16	2,610
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB, FHLMC Insured
200	3.900%, 04/01/22	210
115	3.750%, 04/01/21	121
180	3.500%, 04/01/20	188
115	3.000%, 04/01/18	120
	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, RB, AGM Insured
2,000	6.500%, 07/01/33	2,184
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser A, RB, AMT, FNMA Collateral Insured
475	5.400%, 07/01/30	475
3,490	5.350%, 07/01/18	3,492
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, FNMA Collateral Insured
255	5.450%, 07/01/17	255
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA Insured
500	3.450%, 01/01/22	509
	Hawaii State, Improvements Authority, Ser DF, GO, AMBAC Insured
1,250	5.000%, 07/01/18	1,422
1,250	5.000%, 07/01/21	1,410
	Hawaii State, Light and Power Improvement, Electric Company Project, Ser A, RB, AMT, AMBAC Insured
445	5.100%, 09/01/32	428
	Hawaii State, Light and Power Improvement, Electric Company Project, Ser A, RB, AMT, NPFGC Insured
1,250	5.650%, 10/01/27	1,263
	Hawaii State, Light and Power Improvement, Electric Company Project, Ser C, RB, AMT, AMBAC Insured
1,000	6.200%, 11/01/29	1,001
	Hawaii State, Ser CM, GO, AGM-CR FGIC Insured
1,000	6.500%, 12/01/14	1,164

Bishop Street Funds	36

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Ser CV, GO, NPFGC Re-insures FGIC Insured
$350	5.375%, 08/01/19	$350
	Hawaii State, Ser CX, GO, FSA Insured
1,000	5.500%, 02/01/12, Pre-Refunded @ 100 (A)	1,004
	Hawaii State, Ser DA, GO, NPFGC Insured
425	5.250%, 09/01/13, Pre-Refunded @ 100 (A)	459
425	5.250%, 09/01/23	455
	Hawaii State, Ser DB, GO, NPFGC Insured
230	5.250%, 09/01/13, Pre-Refunded @ 100 (A)	248
770	5.250%, 09/01/16	832
	Hawaii State, Ser DD, GO, NPFGC Insured
260	5.250%, 05/01/14, Pre-Refunded @ 100 (A)	288
740	5.250%, 05/01/15	819
	Hawaii State, Ser DF, GO, AMBAC Insured
30	5.000%, 07/01/15, Pre-Refunded @ 100 (A)	34
60	5.000%, 07/01/22	67
	Hawaii State, Ser DG, GO, AMBAC Insured
1,000	5.000%, 07/01/16	1,141
	Hawaii State, Ser DI, GO, AGM Insured
500	5.000%, 03/01/24	561
1,500	5.000%, 03/01/25	1,675
	Hawaii State, Ser DK, GO
475	5.000%, 05/01/25	541
	Hawaii State, Ser DN, GO
200	5.250%, 08/01/25	234
	Hawaii State, Ser DR, GO
1,000	5.000%, 06/01/17	1,199
	Hawaii State, Ser DZ, GO
1,000	4.000%, 12/01/30	1,038
	Hawaii State, Ser EA, GO
1,000	5.000%, 12/01/22	1,240
500	3.000%, 12/01/20	544
	Hawaii State, Unlimited Public Improvements, Ser DD, GO, NPFGC Insured
1,000	5.000%, 05/01/16	1,102
	Honolulu Hawaii City & County, Ad Valorem Property Tax Project, Ser B, GO, NPFGC Insured
2,000	5.000%, 07/01/17	2,207
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, FGIC Insured
1,000	4.750%, 07/01/14 , Pre-Refunded @ 100 (A)	1,103

December 31, 2011	37	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, NPFGC Insured
$2,000	5.000%, 07/01/26	$2,176
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, NPFGC Re-insures FGIC Insured
2,000	5.000%, 07/01/33	2,069
	Honolulu Hawaii City & County, Board of Water Supply, Ser B, RB, AMT, NPFGC Insured
1,000	5.250%, 07/01/20	1,122
1,000	5.250%, 07/01/21	1,114
325	5.000%, 07/01/15	360
	Honolulu Hawaii City & County, GO, FSA Insured
1,000	5.250%, 07/01/16	1,183
315	5.250%, 07/01/18	390
	Honolulu Hawaii City & County, Ser A, GO
1,100	5.250%, 04/01/32	1,227
1,000	5.000%, 04/01/33	1,091
	Honolulu Hawaii City & County, Ser A, GO, AGM Insured
1,000	5.000%, 07/01/22	1,146
1,000	5.000%, 07/01/30	1,085
	Honolulu Hawaii City & County, Ser A, GO, NPFGC Insured
430	5.250%, 03/01/13 , Pre-Refunded @ 100 (A)	455
70	5.250%, 03/01/28	73
1,950	5.000%, 07/01/21	2,196
500	5.000%, 07/01/23	559
	Honolulu Hawaii City & County, Ser B, GO, NPFGC Insured
1,000	5.000%, 07/01/15	1,097
	Honolulu Hawaii City & County, Ser C, GO
200	4.750%, 09/01/18	240
	Honolulu Hawaii City & County, Ser D, GO
1,000	5.250%, 09/01/22	1,212
	Honolulu Hawaii City & County, Ser D, GO, AGM-CR NPFGC Insured
1,000	5.000%, 07/01/22	1,121
	Honolulu Hawaii City & County, Ser D, GO, NPFGC Insured
1,000	5.000%, 07/01/20	1,128
1,000	5.000%, 07/01/23	1,118
	Honolulu Hawaii City & County, Ser E, GO, NPFGC Re-insures FGIC Insured
1,500	5.250%, 07/01/20	1,707
	Honolulu Hawaii City & County, Ser F, GO, AGM-CR FGIC Insured
250	5.000%, 07/01/24	277

Bishop Street Funds	38

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Honolulu Hawaii City & County, Ser F, GO, NPFGC Re-insures FGIC Insured
$1,000	5.000%, 07/01/29	$1,083
	Honolulu Hawaii City & County, Sewer Improvements, 1st Board Resolution, Ser A, RB, NPFGC Insured
1,000	5.000%, 07/01/31	1,063
	Honolulu Hawaii City & County, Sewer Improvements, 2nd Board Resolution, Ser A, RB
500	5.000%, 07/01/20	598
	Honolulu Hawaii City & County, Sewer Improvements, 2nd Board Resolution, Ser A, RB, AGM Insured
1,900	5.000%, 07/01/27	2,088
	Honolulu Hawaii City & County, Sewer Improvements, Ser A, RB
1,000	5.000%, 07/01/38	1,084
1,000	4.000%, 07/01/31	1,025
	Honolulu Hawaii City & County, Sewer Improvements, Ser A-1, RB, NPFGC Insured
815	5.000%, 07/01/22	910
	Honolulu Hawaii City & County, Waipahu Towers Project, Ser A, RB, AMT, GNMA Collateral Insured
190	6.900%, 06/20/35	190
	Kauai County, Ser A, GO
500	3.250%, 08/01/23	531
	Kauai County, Ser A, GO, NPFGC Re-insures FGIC Insured
1,610	5.000%, 08/01/21	1,791
1,440	5.000%, 08/01/23	1,588
1,000	5.000%, 08/01/28	1,084
	Maui County, GO, NPFGC Insured
100	5.000%, 03/01/17	111
1,100	5.000%, 03/01/24	1,192
	Maui County, Ser A, GO
1,000	5.000%, 07/01/19	1,171
	Maui County, Ser A, GO, AGM Insured
1,000	3.500%, 07/01/16	1,102
	Maui County, Ser A, GO, NPFGC Insured
1,000	4.750%, 07/01/25	1,097
	Maui County, Ser B, GO
500	4.000%, 06/01/21	567
	Maui County, Ser B, GO, NPFGC Insured
500	5.000%, 07/01/16	584
500	5.000%, 09/01/17	551

December 31, 2011	39	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	University of Hawaii, College Improvements Project, Ser A, RB, AGC Insured
$1,400	5.000%, 10/01/23	$1,556
	University of Hawaii, College Improvements Project, Ser A, RB, NPFGC Insured
200	5.000%, 07/15/19	229
150	5.000%, 07/15/22	168
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/38	116
	University of Hawaii, Ser A, RB, NPFGC Insured
975	5.000%, 07/15/21	1,097
2,000	4.500%, 07/15/23	2,160
	University of Hawaii, Ser A-2, RB
1,000	4.000%, 10/01/18	1,142

		121,843

Indiana — 0.5%
	Indiana Finance Authority, Highway Revenue, Ser A, RB, NPFGC Re-insures FGIC Insured
700	4.500%, 06/01/27	732

Maine — 0.5%
	Maine Health & Higher Educational Facilities Authority, Ser A, RB
750	5.250%, 07/01/31	802

Massachusetts — 1.8%
	Commonwealth of Massachusetts, Ser B, GO, AGM-CR Insured
1,300	5.250%, 08/01/28	1,639
	Massachusetts Bay Transportation Authority, Ser A, RB
600	5.250%, 07/01/29	743
	Massachusetts Water Resources Authority, Ser B, RB
300	5.000%, 08/01/19	372

		2,754

Minnesota — 0.3%
	Minnesota Housing Finance Agency, RB, GNMA/FNMA Insured
500	4.875%, 07/01/26	528

Nevada — 0.2%
	Nevada State, Municipal Bond Bank Projects, Ser F, GO, AGM Insured
250	5.000%, 12/01/24	270

Bishop Street Funds	40

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
New York — 0.7%
	New York State, Dormitory Authority, New York University, Ser A, RB
$1,000	3.100%, 07/01/17	$1,087

Ohio — 1.1%
	City of Akron Ohio, GO
500	5.000%, 12/01/21	563
	Ohio State, Ser P, GO
975	4.000%, 10/01/23	1,122

		1,685

Oklahoma — 0.8%
	Tulsa Industrial Authority, University of Tulsa, RB
1,000	5.000%, 10/01/22	1,157

Puerto Rico — 2.1%
	Commonwealth of Puerto Rico, GO, NPFGC Insured
1,500	6.000%, 07/01/15	1,661
	Puerto Rico Electric Power Authority, Ser ZZ, RB
500	5.000%, 07/01/24	534
	Puerto Rico Highway & Transportation Authority, Ser N, RB, AGM Insured
1,000	5.500%, 07/01/26	1,141

		3,336

Rhode Island — 0.4%
	Rhode Island State, Ser C, GO
500	4.300%, 11/15/20	547

South Carolina — 0.4%
	Sumter South Carolina, Waterworks & Sewer Improvement Systems, RB, XLCA Insured
500	5.000%, 12/01/21	557

Texas — 1.4%
	City of El Paso Texas, GO
500	4.000%, 08/15/16	563
	Port of Houston Authority, Ser D-1, GO
1,000	5.000%, 10/01/35	1,097
	Tomball Independent School District, GO
500	4.375%, 02/15/34	518

		2,178

December 31, 2011	41	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)/Shares		Value (000)
Washington — 1.8%
	County, of King Washington, GO
$1,000	4.750%, 01/01/34	$1,046
	Washington Economic Development Finance Authority, RB
1,000	4.125%, 06/01/30	1,018
	Washington State, Motor Vehicle Fuel, GO
500	5.000%, 08/01/18	614

		2,678

Wisconsin — 0.7%
	Wisconsin State, Ser D, GO, AGM Insured
1,000	5.000%, 05/01/21	1,155

TOTAL MUNICIPAL BONDS (Cost $142,921)		150,406

	SHORT-TERM INVESTMENTS (B) — 0.7%
539,955	Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.000%	$540
539,955	Fidelity Institutional Tax-Exempt Portfolio, Institutional Shares, 0.010%	540

TOTAL SHORT-TERM INVESTMENTS (Cost $1,080)		1,080

TOTAL INVESTMENTS (Cost $144,001) — 98.5%		$151,486

Percentages are based on Net Assets of $153,726 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate shown is the 7-day effective yield as of December 31, 2011.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal Corp.

AGM-CR — Assured Guaranty Municipal Corp — Custodian Receipts.

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax

BHAC — Berkshire Hathaway Assurance Corporation

COP — Certificate of Participation

FGIC — Financial Guarantee Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

FSA — Financial Security Assurance

Bishop Street Funds	42

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

GNMA — Government National Mortgage Corporation

GO — General Obligation

NPFGC — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

XLCA — XL Capital

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2011	43	www.bishopstreetfunds.com

Government Money Market Fund

The economic recovery lost traction midway through the 2011 calendar year, despite significant levels of fiscal and monetary stimulus. While the initial phase of the slowdown can be attributed to side affects of the natural disaster in Japan (earthquake, tsunami), the subsequent contraction was more likely the result of a global loss of confidence stemming from sovereign debt challenges in the U.S. and Europe. As sentiment shifted business investment slowed considerably as companies were less willing to deploy cash amidst elevated economic uncertainty. Labor markets stalled resulting in a decline in personal consumption, further depressing sentiment. Meanwhile, core consumer inflation trended back toward the Federal Reserves target of 2% though will likely continue to remain low until excess capacity is depleted.

The Federal Reserve Board responded to evidence of weakness in economic data by announcing a repositioning of their balance sheet into longer duration assets (“operation twist”). In addition, the Federal Open Market Committee opened the door for additional security purchases in another round of quantitative easing if economic conditions were to continue to deteriorate. US Treasury yields declined across the curve to set historical lows as the yield curve flattened. Markets currently imply that monetary policy will remain accommodative through 2012.

From a money market investor’s perspective, short term interest rates remain extremely low, an unfortunate consequence of substantial monetary stimulus. Cash yields remained anchored near 0% and are unlikely to increase in the current environment. Given the uncertain prospects for the US economy and continued instability in European sovereign markets, monetary policy rates will likely remain low for an extended period of time.

Bishop Street Funds	44

The Bishop Street Government Money Market Fund maintained a very conservative investment strategy, limiting investments to US Treasury and Agency Obligations. The maturity of the portfolio was extended slightly in duration to take advantage of yield opportunities further out the yield curve, but within the limitations of the regulatory framework. We continue to strive to improve the yield of the Fund while maintaining a high level of credit quality.

Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank. This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

December 31, 2011	45	www.bishopstreetfunds.com

Government Money Market Fund

Schedule of Investments

Face Amount (000)/Shares		Value (000)
	U.S. GOVERNMENT AGENCY OBLIGATIONS(A) — 67.9%
	FHLB
$2,000	0.085%, 04/25/12	$2,000
1,000	0.075%, 05/23/12	1,000
2,000	0.095%, 06/29/12	1,999
	FHLMC
5,000	0.025%, 01/09/12	5,000
2,500	0.070%, 05/07/12	2,499
2,500	0.080%, 05/21/12	2,499
1,500	0.075%, 05/29/12	1,500
2,500	0.070%, 06/18/12	2,499
	FNMA
2,500	0.140%, 01/03/12	2,500
5,000	0.045%, 01/06/12	5,000
11,940	0.001%, 01/11/12	11,940
4,000	0.030%, 02/01/12	4,000
5,000	0.025%, 02/08/12	5,000
1,000	0.070%, 03/21/12	1,000
10,000	0.030%, 04/02/12	9,999
1,883	0.040%, 04/18/12	1,883
2,000	0.088%, 05/02/12	1,999
5,000	0.070%, 06/13/12	4,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $67,315)		67,315

	SHORT-TERM INVESTMENTS (B) — 20.0%
6,542,041	AIM STIT-Government & Agency Portfolio, 0.020%	6,542
6,740,285	Dreyfus Government Cash Management Fund, Institutional Shares, 0.000%	6,740
6,542,041	Fidelity Institutional Government Money Market Fund, Institutional Shares, 0.010%	6,542

TOTAL SHORT-TERM INVESTMENTS (Cost $19,824)		19,824

TOTAL INVESTMENTS (Cost $87,139) — 87.9%		$87,139

Percentages are based on Net Assets of $99,096 (000).

Bishop Street Funds	46

Government Money Market Fund

Schedule of Investments

(concluded)

(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(B)	The rate shown is the 7-day effective yield as of December 31, 2011.

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2011	47	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2011

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Assets:
Investments, at Cost	$42,813	$50,545	$87,173

Investments, at Value	$50,510	$58,624	$93,220
Dividends and Interest Receivable	27	131	945
Due from Shareholder Servicing Agent	7	7	12
Due from Administrator	3	4	6
Prepaid Expenses	2	2	9
Receivable for Fund Shares Sold	—	—	152
Reclaim Receivable	—	4	—
Due from Adviser	—	2	10

Total Assets	50,549	58,774	94,354

Liabilities:
Payable for Fund Shares Redeemed	57	—	21
Advisory Fees Payable	32	36	44
Shareholder Servicing Fees Payable	11	12	20
Administrative Fees Payable	8	10	16
Chief Compliance Officer Fees Payable	1	1	1
Payable for Investment Securities Purchased	—	—	1,009
Income Distribution Payable	—	—	85
Other Accrued Expenses Payable	27	29	52

Total Liabilities	136	88	1,248

Net Assets	$50,413	$58,686	$93,106

Paid-in Capital	$52,004	$73,234	$86,776
Undistributed Net Investment Income	—	2	2
Accumulated Net Realized Gain (Loss) on Investments	(9,288)	(22,629)	281
Net Unrealized Appreciation on Investments	7,697	8,079	6,047

Net Assets	$50,413	$58,686	$93,106

Class I Shares:
Net Assets	$50,413	$58,686	$93,106
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,120	6,487	8,921
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$12.24	$9.05	$10.44

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	48

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2011

	Hawaii Municipal Bond Fund	Government Money Market Fund
Assets:
Investments, at Cost	$144,001		$87,139

Investments, at Value	$151,486		$87,139
Cash	—		12,000
Dividends and Interest Receivable	2,666		—
Receivable for Fund Shares Sold	49		6
Due from Shareholder Servicing Agent	20		21
Due from Administrator	17		7
Due from Adviser	11		52
Prepaid Expenses	6		5

Total Assets	154,255		99,230

Liabilities:
Income Distribution Payable	335		—
Advisory Fees Payable	46		25
Shareholder Servicing Fees Payable	33		21
Administrative Fees Payable	26		17
Distribution Fees Payable	6		10
Chief Compliance Officer Fees Payable	2		1
Payable for Fund Shares Redeemed	—		5
Other Accrued Expenses Payable	81		55

Total Liabilities	529		134

Net Assets	$153,726		$99,096

Paid-in Capital	$146,768		$99,096
Undistributed Net Investment Income	7		—
Accumulated Net Realized Loss on Investments	(534)		—
Net Unrealized Appreciation on Investments	7,485		—

Net Assets	$153,726		$99,096

Class I Shares:
Net Assets	$130,345		$54,115
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,917		54,121
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.94		$1.00

Class A Shares:
Net Assets	$23,381		$44,981
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,138		44,979
Net Asset Value, Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.94		$1.00

Maximum Offering Price Per Shares — Class A ($10.94 ÷ 97.00%)	$11.28	$	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2011	49	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2011

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Investment Income:
Dividend Income	$528	$1,774	$2
Interest Income	—	—	4,021
Securities Lending, Net of Commissions Paid to Lending Agent	—	17	25
Less: Foreign Taxes Withheld	—	(8)	—

Total Investment Income	528	1,783	4,048

Expenses:
Investment Adviser Fees	376	412	548
Shareholder Servicing Fees	127	139	249
Administrative Fees	102	111	199
Chief Compliance Officer Fees	2	2	4
Transfer Agent Fees	37	38	48
Audit Fees	17	17	20
Printing Fees	13	14	24
Legal Fees	10	11	19
Trustees’ Fees	6	6	11
Custody Fees	5	5	5
Registration Fees	4	4	12
Miscellaneous Expenses	7	8	28

Total Expenses	706	767	1,167

Less Waivers:
Shareholder Servicing Fees	(76)	(83)	(149)
Administrative Fees	(41)	(44)	(80)
Investment Adviser Fees	—	(55)	(181)

Total Waivers	(117)	(182)	(410)

Total Net Expenses	589	585	757

Net Investment Income (Loss)	(61)	1,198	3,291

Net Realized Gain on Investments	1,795	38	3,085
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,372)	2,219	272

Net Realized and Unrealized Gain (Loss) on Investments	(1,577)	2,257	3,357

Increase (Decrease) in Net Assets Resulting from Operations	$(1,638)	$3,455	$6,648

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	50

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2011

	Hawaii Municipal Bond Fund	Government Money Market Fund
Investment Income:
Interest Income	$6,081	$88
Dividend Income	—	2

Total Investment Income	6,081	90

Expenses:
Investment Adviser Fees	538	323
Shareholder Servicing Fees	384	269
Administrative Fees	307	216
Distribution Fees, Class A	58	117
Chief Compliance Officer Fees	6	4
Transfer Agent Fees	81	71
Printing Fees	37	25
Legal Fees	29	20
Audit Fees	28	19
Trustees’ Fees	17	12
Registration Fees	12	9
Custody Fees	8	5
Rating Expense	—	31
Miscellaneous Expenses	51	19

Total Expenses	1,556	1,140

Less Waivers:
Shareholder Servicing Fees	(231)	(162)
Investment Adviser Fees	(222)	(234)
Administrative Fees	(200)	(86)
Expenses Reimbursed by Advisor	—	(568)

Total Waivers	(653)	(1,050)

Total Net Expenses	903	90

Net Investment Income	5,178	—

Net Realized Loss on Investments	(489)	—
Net Change in Unrealized Appreciation on Investments	8,018	—

Net Realized and Unrealized Gain on Investments	7,529	—

Increase in Net Assets Resulting from Operations	$12,707	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2011	51	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Strategic Growth Fund		Dividend Value Fund
	2011	2010	2011	2010
Investment Activities from Operations:
Net Investment Income (Loss)	$(61)	$(66)	$1,198	$1,006
Net Realized Gain (Loss) on Investments	1,795	2,961	38	(861)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,372)	5,356	2,219	6,186

Increase (Decrease) in Net Assets Resulting from Operations	(1,638)	8,251	3,455	6,331

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	—	—	(1,202)	(1,009)
Return of Capital:
Class I Shares	—	—	(2)	(1)

Total Dividends and Distributions to Shareholders	—	—	(1,204)	(1,010)

Capital Share Transactions:
Proceeds from Shares Issued	9,273	3,215	6,943	9,567
Reinvestments of Cash Distributions	—	—	820	668
Cost of Shares Redeemed	(7,276)	(22,341)	(5,192)	(11,951)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,997	(19,126)	2,571	(1,716)

Total Increase (Decrease) in Net Assets	359	(10,875)	4,822	3,605

Net Assets:
Beginning of Year	50,054	60,929	53,864	50,259

End of Year	$50,413	$50,054	$58,686	$53,864

Undistributed Net Investment Income	$—	$13	$2	$—

Share Transactions:
Shares Issued	737	292	782	1,225
Shares Issued in Lieu of Cash Distributions	—	—	93	83
Shares Redeemed	(573)	(2,063)	(594)	(1,522)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	164	(1,771)	281	(214)

Amounts designated as “—” are either $0 or zero shares or have been rounded to $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	52

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	High Grade Income Fund		Hawaii Municipal Bond Fund
	2011	2010	2011	2010
Investment Activities from Operations:
Net Investment Income	$3,291	$4,508	$5,178	$5,864
Net Realized Gain (Loss) on Investments	3,085	3,134	(489)	1,232
Net Change in Unrealized Appreciation (Depreciation) on Investments	272	(592)	8,018	(4,196)

Increase in Net Assets Resulting from Operations	6,648	7,050	12,707	2,900

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(3,214)	(4,420)	(4,439)	(4,928)
Class A Shares	—	—	(738)	(936)
Capital Gains:
Class I Shares	(3,062)	(4,220)	—	(191)
Class A Shares	—	—	—	(40)

Total Dividends and Distributions to Shareholders	(6,276)	(8,640)	(5,177)	(6,095)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	11,128	12,656	14,976	16,162
Reinvestments of Cash Distributions	3,912	5,495	476	665
Cost of Shares Redeemed	(26,191)	(39,010)	(23,943)	(21,661)

Total Class I Capital Share Transactions	(11,151)	(20,859)	(8,491)	(4,834)

Class A Shares:
Proceeds from Shares Issued	—	—	2,303	5,975
Reinvestments of Cash Distributions	—	—	487	529
Cost of Shares Redeemed	—	—	(8,655)	(3,900)

Total Class A Capital Share Transactions	—	—	(5,865)	2,604

Net Decrease in Net Assets from Capital Share Transactions	(11,151)	(20,859)	(14,356)	(2,230)

Total Decrease in Net Assets	(10,779)	(22,449)	(6,826)	(5,425)

Net Assets:
Beginning of Year	103,885	126,334	160,552	165,977

End of Year	$93,106	$103,885	$153,726	$160,552

Undistributed Net Investment Income	$2	$2	$7	$6

Share Transactions:
Class I Shares:
Shares Issued	1,055	1,165	1,422	1,506
Shares Issued in Lieu of Cash Distributions	373	515	45	62
Shares Redeemed	(2,473)	(3,575)	(2,270)	(2,024)

Total Class I Transactions	(1,045)	(1,895)	(803)	(456)

Class A Shares:
Shares Issued	—	—	218	555
Shares Issued in Lieu of Cash Distributions	—	—	46	50
Shares Redeemed	—	—	(832)	(358)

Total Class A Transactions	—	—	(568)	247

Net Decrease in Shares Outstanding from Share Transactions	(1,045)	(1,895)	(1,371)	(209)

Amounts designated as “—” are either $0 or zero shares or have been rounded to $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

December 31, 2011	53	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Government Money Market Fund
	2011	2010
Investment Activities from Operations:
Net Investment Income	$—	$—
Net Realized Gain on Investments	—	—

Increase in Net Assets Resulting from Operations	—	—

Dividends and Distributions to Shareholders:
Capital Gains:
Class I Shares	—	(1)

Total Dividends and Distributions	—	(1)

Capital Share Transactions (All at $1.00 per share):
Class I Shares:
Proceeds from Shares Issued	147,374	230,825
Reinvestments of Cash Distributions	—	1
Cost of Shares Redeemed	(170,766)	(235,723)

Total Class I Capital Share Transactions	(23,392)	(4,897)

Class A Shares:
Proceeds from Shares Issued	36,487	38,705
Cost of Shares Redeemed	(39,771)	(35,673)

Total Class A Capital Share Transactions	(3,284)	3,032

Net Decrease in Net Assets from Capital Share Transactions	(26,676)	(1,865)

Total Decrease in Net Assets	(26,676)	(1,866)

Net Assets:
Beginning of Year	125,772	127,638

End of Year	$99,096	$125,772

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	54

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Bishop Street Funds

Financial Highlights

For a share outstanding throughout the years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions
STRATEGIC GROWTH FUND
Class I Shares:
2011	$12.65	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—
2010	10.64	(0.01)	2.02	2.01	—	—	—
2009	8.08	— **	2.56	2.56	—	—	—
2008	14.05	(0.02)	(5.73)	(5.75)	—	(0.22)	(0.22)
2007	14.84	(0.03)	1.53	1.50	—	(2.29)	(2.29)
DIVIDEND VALUE FUND
Class I Shares:
2011	$8.68	$0.19	$0.37	$0.56	$(0.19)‡	$—	$(0.19)
2010	7.83	0.16	0.85	1.01	(0.16)‡	—	(0.16)
2009	6.02	0.06	1.81	1.87	(0.06)	—	(0.06)
2008	10.54	0.07	(4.47)	(4.40)	(0.07)	(0.05)	(0.12)
2007	10.62	0.04	0.52	0.56	(0.04)	(0.60)	(0.64)
HIGH GRADE INCOME FUND
Class I Shares:
2011	$10.42	$0.35	$0.36	$0.71	$(0.34)	$(0.35)	$(0.69)
2010	10.65	0.41	0.18	0.59	(0.40)	(0.42)	(0.82)
2009	10.56	0.43	0.44	0.87	(0.43)	(0.35)	(0.78)
2008	10.15	0.43	0.41	0.84	(0.43)	—	(0.43)
2007	9.94	0.44	0.21	0.65	(0.44)	—	(0.44)
HAWAII MUNICIPAL BOND FUND
Class I Shares:
2011	$10.41	$0.36	$0.53	$0.89	$(0.36)	$—	$(0.36)
2010	10.62	0.38	(0.20)	0.18	(0.38)	(0.01)	(0.39)
2009	10.05	0.38	0.57	0.95	(0.38)	—	(0.38)
2008	10.56	0.40	(0.51)	(0.11)	(0.40)	—	(0.40)
2007	10.77	0.42	(0.16)	0.26	(0.42)	(0.05)	(0.47)
Class A Shares:
2011	$10.41	$0.33	$0.53	$0.86	$(0.33)	$—	$(0.33)
2010	10.62	0.35	(0.20)	0.15	(0.35)	(0.01)	(0.36)
2009	10.05	0.36	0.57	0.93	(0.36)	—	(0.36)
2008	10.56	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)
2007	10.77	0.39	(0.16)	0.23	(0.39)	(0.05)	(0.44)

(1)	Per share net investment income calculated using average shares.
**	Amount represents less than $0.01.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
‡	Includes return of capital of less than $0.01

Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds	56

Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate
$12.24	(3.24)%	$50,413	1.16%	1.39%	(0.12)%	53%
12.65	18.89	50,054	1.14	1.37	(0.12)	53
10.64	31.68	60,929	1.11	1.34	0.00	54
8.08	(41.46)	62,237	1.06	1.29	(0.19)	73
14.05	10.10	126,384	1.07	1.30	(0.22)	61

$9.05	6.53%	$58,686	1.05%	1.38%	2.16%	11%
8.68	13.07	53,864	1.05	1.47	1.98	84
7.83	31.28	50,259	1.05	1.36	0.89	82
6.02	(42.02)	51,859	1.05	1.30	0.84	75
10.54	5.24	101,342	1.05	1.31	0.38	65

$10.44	6.94%	$93,106	0.76%	1.17%	3.31%	52%
10.42	5.63	103,885	0.76	1.16	3.79	39
10.65	8.41	126,334	0.76	1.13	4.08	82
10.56	8.53	121,976	0.76	1.10	4.22	28
10.15	6.67	136,223	0.76	1.11	4.38	26

$10.94	8.72%	$130,345	0.55%	0.97%	3.41%	32%
10.41	1.70	132,392	0.55	0.97	3.54	35
10.62	9.63	139,872	0.55	0.95	3.68	27
10.05	(1.02)	130,807	0.55	0.93	3.91	36
10.56	2.47	144,828	0.55	0.93	3.92	25

$10.94	8.45%	$23,381	0.80%	1.22%	3.16%	32%
10.41	1.44	28,160	0.80	1.22	3.29	35
10.62	9.35	26,105	0.80	1.20	3.43	27
10.05	(1.27)	23,707	0.80	1.17	3.66	36
10.56	2.21	29,115	0.80	1.18	3.67	25

The accompanying notes are an integral part of the financial statements.

December 31, 2011	57	www.bishopstreetfunds.com

Bishop Street Funds

Financial Highlights

For a share outstanding throughout the years ended December 31,

		Investment Activities				Total Investment Activities from Operations		Dividends and Distributions from			Total Dividends and Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments				Net Investment Income	Capital Gains
GOVERNMENT MONEY MARKET FUND
Class I Shares:
2011	$1.00	$—	**	$—		$—	**	$—	$—		$—
2010	1.00	—		—		—		—	—	**	—	**
2009	1.00	—	**	—	**	—	**	— **	—	**	—	**
2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)
2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)
Class A Shares:
2011	$1.00	$—	**	$—		$—	**	$—	$—		$—
2010	1.00	—		—		—		—	—	**	—	**
2009	1.00	—	**	—	**	—	**	— **	—	**	—	**
2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)
2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)

(1)	Per share net investment income calculated using average shares.
(2)	The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the adviser’s voluntary expense limitation, the ratio would have been .50% for Class I shares and .75% for Class A shares, for fiscal year ended 2008.
**	Amount represents less than $0.01.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds	58

Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income to Average Net Assets	Portfolio Turnover Rate
$1.00	0.00%	$54,115	0.08%		0.95%	0.00%	N/A
1.00	0.00	77,507	0.17		0.94	0.00	N/A
1.00	0.05	82,407	0.33		0.89	0.04	N/A
1.00	2.18	164,165	0.51	(2)	0.88	2.19	N/A
1.00	4.86	179,725	0.50		0.86	4.75	N/A
$1.00	0.00%	$44,981	0.08%		1.20%	0.00%	N/A
1.00	0.00	48,265	0.17		1.19	0.00	N/A
1.00	0.03	45,233	0.35		1.14	0.00	N/A
1.00	1.93	60,446	0.76	(2)	1.13	1.94	N/A
1.00	4.60	63,568	0.75		1.11	4.50	N/A

The accompanying notes are an integral part of the financial statements.

December 31, 2011	59	www.bishopstreetfunds.com

Bishop Street Funds

Notes to Financial Statements

December 31, 2011

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (each a Fund, collectively the “Funds”) which includes the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, and the Government Money Market Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

Bishop Street Funds	60

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investment securities held by the Government Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of

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Bishop Street Funds

the overall fair value measurement. For the year ended December 31, 2011 there were no Level 3 securities.

As of December 31, 2011, all of the investments in the Strategic Growth Fund and the Dividend Value Fund were considered Level 1. There were no significant transfers between Level 1 and Level 2 assets and liabilities. For details of the investment classifications, refer to the Schedule of Investments.

The following is a summary of the inputs used as of December 31, 2011 in valuing the following Funds’ investments carried at value:

High Grade Income Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$47,357	$—	$47,357
U.S. Treasury Obligations	—	22,831	—	22,831
U.S. Government Agency Obligations	—	7,560	—	7,560
Municipal Bonds	—	6,983	—	6,983
U.S. Government Mortgage-Backed Obligations	—	2,280	—	2,280
Asset-Backed Securities	—	1,941	—	1,941
Short-Term Investments	4,268	—	—	4,268

Total Investments in Securities	$4,268	$88,952	$—	$93,220

Hawaii Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$150,406	$—	$150,406
Short-Term Investments	1,080	—	—	1,080

Total Investments in Securities	$1,080	$150,406	$—	$151,486

Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Agency Obligations	$—	$67,315	$—	$67,315
Short-Term Investments	19,824	—	—	19,824

Total Investments in Securities	$19,824	$67,315	$—	$87,139

For the year ended December 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2011, there have been no

Bishop Street Funds	62

significant changes to the Funds’ fair value methodologies. For the year ended December 31, 2011 there were no Level 3 investments.

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the effective interest method. The Government Money Market Fund uses the straight line method, which approximates the effective interest method.

Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

The Strategic Growth and Dividend Value Funds declare and pay dividends from any net investment income, if available, on a quarterly basis. Dividends from net investment

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Bishop Street Funds

income are declared daily and paid on a monthly basis for the High Grade Income, Hawaii Municipal Bond, and Government Money Market Funds. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of an informal agreement with Union Bank, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2011, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Dividend Value Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the average daily net assets of the Government Money Market Fund. The Adviser has contractually agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The contractual expense limitations are as follows:

Strategic Growth Fund, Class I Shares	1.25%
Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%
Government Money Market Fund, Class I Shares	0.50%
Government Money Market Fund, Class A Shares	0.75%

These fees and waivers are labeled on the Statement of Operations as “Investment Adviser Fees.”

Bishop Street Funds	64

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2011, the Adviser did not recapture any previously waived fees.

As of December 31, 2011, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Government Money Market Fund	Total	Expires
$36,781	$181,043	$200,526	$301,682	$720,032	12/31/12
96,816	206,117	233,951	282,235	819,119	12/31/13
54,628	180,890	221,764	233,993	691,275	12/31/14

BNP Paribas Asset Management, Inc. (“BNP PAM”) serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.

Fischer Francis Trees & Watts, Inc. (“FFTW”) serves as the investment sub-adviser for the Government Money Market Fund. FFTW is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.060% of the average daily net assets of the Government Money Market Fund up to $500 million and 0.020% of the average daily net assets of the Government Money Market Fund in excess of $500 million.

Columbia Management Advisers, LLC (“Columbia”) serves as the investment sub-adviser for the Dividend Value Fund, pursuant to a sub-adviser agreement. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Dividend Value Fund, under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custodian Fees.”

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Bishop Street Funds

4.	ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES

Pursuant to an administration agreement (the “Agreement”), SEI Investments Global Funds Services (“GFS”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds, and has voluntarily agreed to waive its administrative fee to 0.12% of each of the Funds’ average daily net assets excluding the Hawaii Municipal Bond Fund which is waived to 0.07% of its average daily net assets. These fees and waivers are labeled as “Administrative Fees” on the Statement of Operations.

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees”.

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. Additionally, SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee in order to limit the one-day net income yield of the Government Money Market Fund to not less than 0.00% of the average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees” on the Statement of Operations.

Bishop Street Funds	66

Once all of the Shareholder Servicing Fees have been waived, the Adviser has voluntarily agreed to further waive and reduce its fees and/or reimburse certain expenses of the Government Money Market Fund in order to maintain a one-day net income yield (yield floor) of the Fund of not less than 0.00% of the Government Money Market Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor for the year ended December 31, 2011:

Investment Advisory Fee Waived/Reimbursed (000)	Shareholder Servicing Fee Waiver 6(000)
$(460)	$(108)

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees”.

6.	SECURITIES LENDING

The Funds may lend securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2011, there were no securities on loan. Income from securities lending, net of rebates can be found on the Statement of Operations.

December 31, 2011	67	www.bishopstreetfunds.com

Bishop Street Funds

7.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2011 are presented below for the Funds.

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Purchases
U.S. Government Securities	$—	$—	$21,522	$—
Other	29,470	8,568	26,045	47,888
Sales and Maturities
U.S. Government Securities	$—	$—	$23,424	$—
Other	27,291	6,100	41,438	60,574

8.	FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in master limited partnership, paydown gains and losses, net operating losses, REIT adjustments, and distributions have been reclassified:

	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Strategic Growth Fund	$(48)	$48	$—
Dividend Value Fund	(3)	6	(3)
High Grade Income Fund	—	(77)	77

These reclassifications have no impact on net assets or net asset value per share.

Bishop Street Funds	68

The tax character of dividends and distributions declared during the years ended December 31, 2011 and 2010 were as follows:

	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Total
Dividend Value Fund
2011	$1,202	$—	$—	2	$1,204
2010	1,009	—	—	1	1,010
High Grade Income Fund
2011	$3,339	$—	$2,937	—	$6,276
2010	6,023	—	2,617	—	8,640
Hawaii Municipal Bond Fund
2011	$—	$5,177	$—	—	$5,177
2010	—	5,865	230	—	6,095
Government Money Market Fund
2011	$—	$—	$—	—	$—
2010	1	—	—	—	1

As of December 31, 2011, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Undistributed Ordinary Income	$—	$—	$—	$2
Undistributed Long-Term Capital Gain Income	—	—	310	—
Capital Loss Carryforwards	(8,500)	(22,080)	—	(532)
Post October Losses	(708)	(58)	(19)	—
Unrealized Appreciation	7,617	7,590	6,039	7,486
Other Temporary Differences	—	—	—	2

Total Distributable Earnings (Accumulated Losses)	$(1,591)	$(14,548)	$6,330	$6,958

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

December 31, 2011	69	www.bishopstreetfunds.com

Bishop Street Funds

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

	Strategic Growth Fund	Dividend Value Fund
Dec. 2019	$—	$—
Dec. 2018	—	1,838
Dec. 2017	8,500	14,624
Dec. 2016	—	5,568

Total	$8,500	$22,030

During the year ended December 31, 2011, the Strategic Growth Fund utilized capital loss carryforwards of $2,256 to offset realized capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Dividend Value Fund	$—	$50	$50
Hawaii Municipal Bond Fund	532	—	532

*	This table should be used in conjunction with the capital loss carryforwards table.

At December 31, 2011, the cost of investments of the Government Money Market Fund, for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. For Federal income tax purposes, the cost of securities owned at December 31, 2011, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes.

Bishop Street Funds	70

These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Dividend Value, High Grade Income, and Hawaii Municipal Bond Funds at December 31, 2011 were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$42,893	$51,034	$87,181	$144,000

Gross
Unrealized Appreciation	9,459	9,332	6,309	7,743
Gross
Unrealized Depreciation	(1,842)	(1,742)	(270)	(257)

Net Unrealized Appreciation	$7,617	$7,590	$6,039	$7,486

9.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases.

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Bishop Street Funds

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit on a first come, first served basis, with Union Bank, N.A. (the “Bank”) which expires June 09, 2012. The proceeds from the borrowings shall be used to finance the Funds short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the period at the Bank current reference rate minus 1%. As of December 31, 2011 the Funds had no borrowings outstanding. For the year ended December 31, 2011, the Funds had the following line of credit breakout:

Fund	Average Borrowings (000)	Borrowing Costs (000)		Number of Days outstanding	Weighted Average Interest Rate
Strategic Growth Fund	$6	Less than $	1	14	2.25%
Dividend Value Fund	1	Less than $	1	2	2.25%
Hawaii Municipal Bond Fund	8	Less than $	1	3	2.25%

Bishop Street Funds	72

11.	OTHER

At December 31, 2011, the percentage of total shares outstanding held by shareholders for each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
Strategic Growth Fund, Class I Shares	2	97.70%
Dividend Value Fund, Class I Shares	1	99.58
High Grade Income Fund, Class I Shares	2	94.67
Hawaii Municipal Bond Fund, Class I Shares	1	89.21
Hawaii Municipal Bond Fund, Class A Shares	1	7.83
Government Money Market Fund, Class I Shares	2	95.24
Government Money Market Fund, Class A Shares	1	99.78

12.	RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

13.	SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

December 31, 2011	73	www.bishopstreetfunds.com

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, and Government Money Market Fund (constituting the Bishop Street Funds, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2012

Bishop Street Funds	74

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

December 31, 2011	75	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Strategic Growth Fund — Class I
Actual Fund Return	$1,000.00	$904.00	1.16%	$5.57
Hypothetical 5% Return	1,000.00	1,019.36	1.16	5.90
Dividend Value Fund — Class I
Actual Fund Return	$1,000.00	$1,007.10	1.05%	$5.31
Hypothetical 5% Return	1,000.00	1,019.91	1.05	5.35
High Grade Income Fund — Class I
Actual Fund Return	$1,000.00	$1,048.50	0.76%	$3.92
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.87
Hawaii Municipal Bond Fund — Class I
Actual Fund Return	$1,000.00	$1,055.20	0.55%	$2.85
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80
Hawaii Municipal Bond Fund — Class A
Actual Fund Return	$1,000.00	$1,053.90	0.80%	$4.14
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08
Government Money Market Fund — Class I
Actual Fund Return	$1,000.00	$1,000.00	0.04%	$0.20
Hypothetical 5% Return	1,000.00	1,025.00	0.04	0.20
Government Money Market Fund — Class A
Actual Fund Return	$1,000.00	$1,000.00	0.04%	$0.20
Hypothetical 5% Return	1,000.00	1,025.00	0.04	0.20

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Bishop Street Funds	(unaudited)

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2011 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2011 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	Return of Capital	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest
Strategic Growth Fund	0.00%	0.00%	0.00%	0.00%
Dividend Value Fund	0.19%	0.00%	99.81%	0.00%
High Grade Income Fund	0.00%	46.80%	53.20%	0.00%
Hawaii Municipal Bond Fund	0.00%	0.00%	0.00%	100.00%
Government Money Market Fund	0.00%	0.00%	0.00%	0.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds	78

For the fiscal year ended December 31, 2011, each fund has designated the following items with regard to distributions paid during the year.

(D) (A+B+C) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Receivable Deduction(1)	(F) Qualifying Dividend Income(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
100.00%	0.00%	0.00%	16.33%	96.30%	100.00%
100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

December 31, 2011	79	www.bishopstreetfunds.com

Bishop Street Funds

Board of Trustees and Officers

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT BOARD MEMBERS[4]

CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.

JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

JOSEPH T. GRAUSE 59 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 5 funds in the Bishop Street Funds.

Bishop Street Funds	80

(unaudited)

is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2011.

Other Directorships

Held by Board Member5

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 — January 2007).

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).

BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

OFFICERS

MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 5 funds in the Bishop Street Funds.

Bishop Street Funds	82

(unaudited)

Other Directorships

Held by Board Member/Trustee4

Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II Funds.

Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II Funds.

Trustee of The Advisors’ Inner Circle Fund and Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Trustee/Director of State Street Navigator Securities Lending Trust, Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

None.

None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

December 31, 2011	83	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.

DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.

TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.

KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

Bishop Street Funds	84

(unaudited)

Other Directorships

Held by Trustee

None.

None.

None.

None.

None.

December 31, 2011	85	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565

OR YOUR INVESTMENT SPECIALIST

VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	102,632	N/A	N/A	$97,710	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

     (1) Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)     Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $1,435,017 and $0 for 2011 and 2010, respectively.

(h)    During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

((a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	\s\ Michael Beattie

Michael Beattie, President

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	\s\ Michael Beattie

Michael Beattie, President

Date: March 8, 2012

By (Signature and Title)*	\s\ Michael Lawson

Michael Lawson

Treasurer, Controller & CFO

Date: March 8, 2012

*	Print the name and title of each signing officer under his or her signature.